FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which, from an economic perspective, hedge our interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. Historically, we hedge accounted for certain interest rate swap agreements designated for accounting purposes as cash flow hedges. Accordingly, the net gains and losses were reported in a separate component of accumulated other comprehensive income to the extent the hedges were effective. The amounts recorded in accumulated other comprehensive income were subsequently reclassified into earnings in the same period as the hedged items affected earnings. Since March 2018, we have ceased hedge accounting for any of our derivatives.

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying value and estimated fair value of our financial instruments as of June 30, 2018 and December 31, 2017 are as follows:

		June 30, 2018		December 31, 2017
(in thousands of $)	Fair value Hierarchy	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	115,877	115,877	246,954	246,954
Restricted cash and short-term deposits	Level 1	171,959	171,959	182,933	182,933
2015 and 2017 Norwegian Bonds (1)	Level 1	400,000	397,751	400,000	392,445
Short and long-term debt — floating (2)	Level 2	875,984	875,984	987,584	987,584
Obligation under capital lease (2)	Level 2	124,569	124,569	128,081	128,081

Derivatives:
Interest rate swaps asset (3) (4)	Level 2	29,514	29,514	11,962	11,962
Interest rate swaps liability (3) (4)	Level 2	674	674	1,618	1,618
Earn-out units liability (5)	Level 2	2,900	2,900	7,400	7,400

(1) This pertains to the 2015 and 2017 Norwegian bonds with a carrying value of $400.0 million (December 31, 2017: $400.0 million) as of June 30, 2018, which are included under long-term debt on the balance sheet. The fair value of the bonds as of June 30, 2018 was $397.8 million (December 31, 2017: $392.4 million), which is 99.4% of their face value (December 31, 2017: 98.1%).

(2) Our short-term and long-term debt and capital lease obligations are recorded at amortized cost in the consolidated balance sheets. The long-term debt is presented gross of deferred financing cost of $13.9 million as of June 30, 2018 (December 31, 2017: $16.6 million).

(3)  Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

(4) As of June 30, 2018, we no longer have interest rate swap agreements that are designated as cash flow hedges. The fair value/carrying value of interest rate swap agreements that qualify and are designated as cash flow hedges as of December 31, 2017 was $0.1 million (with a notional amount of $72.5 million). This designated interest rate agreement matured in February 2018.

(5) This relates to the Earn Out units issuable in connection with the IDR exchange transaction in October 2016. The fair value of the Earn Out units was determined using a Monte-Carlo simulation method.  This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the earn out units, such that the price of a unit output by the Monte Carlo simulation equaled the price observed in the market.  The method took into account the historical volatility, distribution yield as well as the trading price of common units at the balance sheet date.

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us.

	June 30, 2018			December 31, 2017
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	29,514	(536)	28,978	11,962	(1,618)	10,344
Total liability derivatives	674	(536)	138	1,618	(1,618)	—

As of June 30, 2018, we have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional amount	Maturity Dates			Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	1,723,571	2019	to	2026	1.070%	to	2.879%

In April 2018, we entered into new interest rate swaps with notional value of $157.2 million and restructured an existing interest rate swap with a notional value of $100.0 million. During the six months ended June 30, 2018, we terminated swaps with a notional value of $122.5 million.

As of June 30, 2018, the notional principal amount of the swap agreements relating to the debt and capital lease obligations outstanding was $1,723.6 million (December 31, 2017: $1,335.3 million).